UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 28, 2011
Western Liberty Bancorp
(Exact name of registrant as specified in its charter)

Delaware	001-33803	26-0469120

(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8363 W. Sunset Road, Suite 350
Las Vegas, Nevada	89113

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (702) 966-7400
[not applicable]

(Former name or former address if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
     (b) On September 28, 2011, Western Liberty Bancorp (the “Company”) received notice from Director Steven D. Hill that he was resigning as a member of the Company’s Board of Directors and as Chairman and director of Service1st Bank of Nevada (the Company’s wholly owned subsidiary), effective October 1, 2011. Mr. Hill’s decision to resign did not involve any disagreement with the Company, the Company’s management, or the Company’s Board of Directors. Mr. Hill was recently appointed as the Interim Director of the Office of Economic Development for the State of Nevada.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTERN LIBERTY BANCORP
Date: October 3, 2011	By:	/s/ George A. Rosenbaum, Jr.
		Name:	George A. Rosenbaum, Jr.
		Title:	Chief Financial Officer